                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          The India Growth Fund Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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Notes:

                           THE INDIA GROWTH FUND INC.

                  C/O MITCHELL HUTCHINS ASSET MANAGEMENT INC.
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                                 (212) 713-2848

                                                                 August 29, 1997

Dear Stockholders:

  The Annual Meeting of Stockholders of The India Growth Fund Inc. (the "Fund") will be held on Monday, October 6, 1997 at 2:00 P.M., New York time, at the offices of Rogers & Wells, 200 Park Avenue, New York, New York 10166. A Notice and Proxy Statement, proxy card and postage prepaid envelope are enclosed.

  At the Annual Meeting, the stockholders will (i) elect one Class I director for a term of two years; four Class II directors for a term of three years; and one Class III director for a term of one year, (ii) ratify the selection of Price Waterhouse LLP as independent public accountants of the Fund and (iii) transact such other business as may properly be brought before the meeting.

  The Board recommends that stockholders vote in favor of proposals (i) and
(ii) above.

  You are cordially invited to attend the meeting. If you do not plan to attend, however, we urge you to complete and return your signed and dated proxy in the envelope provided.

                                          Respectfully,

                                          Mr. G.P. Gupta
                                          President & Chairman of the Board

                           THE INDIA GROWTH FUND INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


To the Stockholders of
The India Growth Fund Inc.:

  Notice Is Hereby Given that the Annual Meeting of Stockholders of The India Growth Fund Inc. (the "Fund") will be held on Monday, October 6, 1997 at 2:00 P.M., New York time, at the offices of Rogers & Wells, 200 Park Avenue, New York, New York 10166, for the following purposes:

  1. To elect one Class I director to serve for a term expiring on the date of the annual meeting of stockholders in 1999; to elect four Class II directors to serve for a term expiring on the date of the annual meeting of stockholders in 2000; and to elect one Class III director to serve for a term expiring on the date of the annual meeting of stockholders in 1998.

  2. To ratify the selection of Price Waterhouse LLP as independent public accountants of the Fund for its fiscal year ending June 30, 1998.

  3. To transact such other business as may properly come before the meeting or any adjournments thereof.

  The Board of Directors has fixed the close of business on August 6, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournments thereof.


                                          By order of the Board of Directors,
                                          Dr. S.S. Nayak

August 29, 1997


  STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                          THE INDIA GROWTH FUND INC.

                 C/O  MITCHELL HUTCHINS ASSET MANAGEMENT INC.
                          1285 AVENUE OF THE AMERICAS
                           NEW YORK, NEW YORK 10019

                              ------------------

                                PROXY STATEMENT

                              ------------------

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of The India Growth Fund Inc. (the "Fund") for use at the Annual Meeting of Stockholders, to be held on Monday, October 6, 1997 at 2:00 P.M., New York time, at the offices of Rogers & Wells, 200 Park Avenue, New York, New York 10166, and at any adjournments thereof. The purpose of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

  This Proxy Statement and the form of proxy are being mailed to stockholders on or about August 29, 1997. Any stockholder giving a proxy has the power to revoke it by mail (addressed to the Fund, c/o PNC Bank, National Association, P.O. Box 9426,Wilmington, Delaware 19809-9938) or in person at the meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the meeting will be voted as specified in the proxy or, if no specification is made, "FOR" each proposal referred to in this Proxy Statement.

  The Board of Directors has fixed the close of business on August 6, 1997 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournments thereof. Stockholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the record date, the Fund had outstanding 9,830,611 shares of common stock.

  THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED JUNE 30, 1997 TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO MITCHELL HUTCHINS ASSET MANAGEMENT INC., 1285 AVENUE OF THE AMERICAS, 32ND FLOOR, NEW YORK, NEW YORK 10019 OR BY CALLING PNC BANK, NATIONAL ASSOCIATION, THE FUND'S TRANSFER AGENT, AT 1-800-852-4750.

  Mitchell Hutchins Asset Management Inc. is the Fund's administrator. Its business address is 1285 Avenue of the Americas, New York, New York 10019. Unit Trust of India Investment Advisory Services Limited is the Fund's investment adviser. Its business address is Commerce Centre 1, 8th Floor, G.D. Somani Marg, Cuffe Parade, Mumbai, India 400 005.

  Management of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Annual Meeting of Stockholders which will be presented for consideration at the meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                           (1) ELECTION OF DIRECTORS

  The Fund's Board of Directors has been divided into three classes, the term of one of which expires each year. Mr. Glen Moreno, a Class I director whose term expires in 1999, is standing for election at this Annual Meeting of Stockholders because he has not been previously elected by the Stockholders. The terms of Messrs. S.H. Khan, A.C. Muthiah, Peter J. Pearson and Christopher Reeves, constituting the Class II directors, expire at the 1997 Annual Meeting of Stockholders. Mr. G.P. Gupta, a Class III Director whose term expires in 1998, is also standing for election at this Annual Meeting of Stockholders because he has not been previously elected by the Stockholders. Persons named in the accompanying form of proxy intend, in the absence of contrary instructions, to vote all proxies "FOR" the election of the six nominees listed below, one of which is to serve as a Class I director of the Fund for a term expiring on the date of the 1999 Annual Meeting of Stockholders or until his successor is elected and qualified; four of which are to serve as Class II directors of the Fund for a term expiring on the date of the Annual Meeting of Stockholders in 2000 or until their successors are elected and qualified; and one of which is to serve as a Class III director of the Fund for a term expiring on the date of the 1998 Annual Meeting of Stockholders or until his successor is elected and qualified:

        CLASS I                        CLASS II                                    CLASS III
        -------                        --------                                    ---------
      Glen Moreno                     S.H. Khan                                    G.P. Gupta
                                     A.C. Muthiah
                                   Peter J. Pearson
                                  Christopher Reeves

If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted "FOR" such person, if any, as shall be designated by the Board of Directors to replace any such nominee. In January 1997, Mr. Jagdish Capoor resigned as a director of the Fund. Effective January 1997, the Board of Directors elected Mr. Gupta to fill the vacancy created by Mr. Capoor's resignation. Also, effective July 1997, the Board of Directors elected Mr. Glen Moreno as an additional non-interested director of the Fund.

INFORMATION CONCERNING NOMINEES AND MEMBERS OF THE BOARD OF DIRECTORS

  The following table sets forth certain information concerning each of the directors and nominees for director. Each of the nominees is currently a director of the Fund.

                         PRESENT OFFICE WITH THE FUND, PRINCIPAL               SHARES
                             OCCUPATIONS OR EMPLOYMENT DURING               BENEFICIALLY
    NAME AND ADDRESS       PAST  FIVE YEARS AND  DIRECTORSHIPS   DIRECTOR       OWNED       PERCENT
   OF DIRECTOR (AGE)            IN PUBLICLY HELD COMPANIES        SINCE   AUGUST 6, 1997(1) OF CLASS
   -----------------     --------------------------------------- -------- ----------------- --------
*Mr. G.P. Gupta (56)....    President and Chairman of the          1997         None          --
 13, Sir Vithaldas           Board of the Fund; Chairman,
 Thackersey Marg             Unit Trust of India, since
 New Marine Lines            January 1997; Chairman, Unit
 Mumbai 400 020              Trust of India Investment
 India                       Advisory Services Limited,
                             since March 1997; Executive
                             Director, Industrial
                             Development Bank of India
                             ("IDBI") from January 1966 to
                             December 1996; Director,
                             Industrial Finance Corporation
                             of India Ltd., since 1966;
                             Director, Small Industries
                             Development Bank of India,
                             from May 1995 to January 1997;
                             Director, IDBI Bank Ltd., from
                             September 1994 to January
                             1997; Director, Tata
                             Iron & Steel Co. Ltd., from
                             August 1994 to January 1997;
                             Director, IDBI Investment Co.
                             Ltd., from December 1991 to
                             December 1996; Director,
                             Industrial Credit Investment
                             Corporation of India; Council
                             Member, Indian Institute of
                             Bankers.

                         PRESENT OFFICE WITH THE FUND, PRINCIPAL               SHARES
                             OCCUPATIONS OR EMPLOYMENT DURING               BENEFICIALLY
    NAME AND ADDRESS       PAST  FIVE YEARS AND  DIRECTORSHIPS   DIRECTOR       OWNED       PERCENT
   OF DIRECTOR (AGE)            IN PUBLICLY HELD COMPANIES        SINCE   AUGUST 6, 1997(1) OF CLASS
   -----------------     --------------------------------------- -------- ----------------- --------
Antoine W. van Agtmael      President and Chief Investment         1988         None          --
 (52)...................     Officer, Emerging Markets
 1001 Nineteenth Street,     Investors Corporation and
 N.W.                        Emerging Markets Management,
 16th Floor                  LLC since 1987; Vice President
 Arlington, VA 22209-        and Managing Director,
 1722                        Strategic Investment Partners,
 USA                         Inc., Strategic Investment
                             Management and Strategic
                             Investment Management
                             International, since 1987;
                             Deputy Director, International
                             Finance Corporation, from 1986
                             to 1987; Division Chief, World
                             Bank, from 1984 to 1985;
                             Investment Officer,
                             International Finance Corpora-
                             tion, from 1979 to 1984.
Rahul Bajaj (59)........    Chairman and Managing Director,        1988         None          --
 Akurdi                      Bajaj Auto Limited, since
 Pune 411 035, India         1970; Chairman, Indian
                             Airlines, from 1986 to 1989;
                             Director of various other
                             Indian companies.
*S.H. Khan (59).........    Chairman and Managing Director,        1994         None          --
 IDBI Towers                 IDBI, since December 1993;
 Cuffe Parade                Managing Director, IDBI, from
 Mumbai, India               February 1992 to December
                             1993; Executive Director,
                             IDBI, from June 1986 to
                             February 1992.
Glen Moreno (54)........    Director, Fidelity                     1997         None          --
 Route 1, Box 73             International, since 1987;
 Madison, VA 22727           Director, Rea Bros. Group plc,
                             since 1991; Director, ED & F
                             Man Group plc, since 1994;
                             Member, Advisory Board of The
                             India Fund, since 1988;
                             Chairman, Indonesian Capital
                             Fund Ltd., from 1989 to July
                             1997.
A.C. Muthiah (56).......    Vice Chairman and President,           1988         None          --
 97 Mount Road               Southern Petrochemical
 Guindy Madras               Industries Corporation
 600 032, India              Limited, since January 1983;
                             Director of various other
                             Indian companies.

                          PRESENT OFFICE WITH THE FUND, PRINCIPAL               SHARES
                              OCCUPATIONS OR EMPLOYMENT DURING               BENEFICIALLY
    NAME AND ADDRESS        PAST  FIVE YEARS AND  DIRECTORSHIPS   DIRECTOR       OWNED       PERCENT
   OF DIRECTOR (AGE)             IN PUBLICLY HELD COMPANIES        SINCE   AUGUST 6, 1997(1) OF CLASS
   -----------------      --------------------------------------- -------- ----------------- --------
Peter J. Pearson (51)...     Partner, The Berwick Group,            1988         None          --
 51 Lincoln's Inn Fields      since December 1993; Chairman,
 London WG2A 3LZ              Bockhampton Investments, since
 United Kingdom               January 1992; Managing
                              Director, Enskilda Asset
                              Management, from March 1990 to
                              May 1993; Chief Executive, NM
                              Rothschild Asset Management
                              Ltd., from 1988 to 1990;
                              Managing Director,
                              Fidelity International
                              Investment Management (Hong
                              Kong) Limited, from 1981 to
                              1988.
*Christopher Reeves          Chairman, Merrill Lynch Europe         1991         None          --
 (61)...................      PLC, since September 1993;
 Ropemaker Place              Chairman, Merrill Lynch
 25 Ropemaker Street          International, since September
 London EC2Y 9LY              1993; Vice Chairman, Merrill
 United Kingdom               Lynch International Limited,
                              from March 1989 to September
                              1993; Senior Advisor to the
                              President of Merrill Lynch
                              Capital Markets, from 1988 to
                              1989.
Ratan N. Tata (59)......     Chairman, Tata Industries              1988         None          --
 Bombay House                 Limited and Tata Sons Limited;
 24, Homi Mody Street         Chairman, Tata Engineering &
 Mumbai 400 023, India        Locomotive Company Limited,
                              since December 1988; Chairman
                              and Deputy Chairman, Vice
                              Chairman or Director of
                              various companies in the Tata
                              Group of industrial companies.

--------
 * Directors considered to be "interested persons" (as defined in the Investment Company Act of 1940) of the Fund or of the Fund's investment adviser, Unit Trust of India Investment Advisory Services Limited (the "Adviser"). Mr. G.P. Gupta is deemed to be an interested person because of his affiliation with Unit Trust of India ("UTI"), of which the Adviser is a wholly-owned subsidiary. Mr. S.H. Khan is deemed to be an interested person because of his affiliation with IDBI, which owns 50% of the outstanding equity of UTI. Mr. Christopher Reeves is deemed to be an interested person because of his affiliation with Merrill Lynch Europe PLC, which is affiliated with Merrill Lynch, Pierce, Fenner & Smith Incorporated, a broker-dealer registered under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act"), which has acted as an underwriter for the Fund's shares.

(1) The information as to beneficial ownership is based on statements furnished to the Fund by the directors.

  The Fund's Board of Directors has an Executive Committee which may exercise the powers of the Board to conduct the current and ordinary business of the Fund while the Board is not in session. The current members of the Executive Committee are Messrs. Rahul Bajaj and G.P. Gupta. The Executive Committee did not meet during the fiscal year ended June 30, 1997.

  The Fund's Board of Directors has an Audit Committee which is responsible for reviewing financial and accounting matters. The current members of the Audit Committee are Messrs. Antoine W. van Agtmael, Rahul Bajaj, A.C. Muthiah, Peter
J. Pearson and Ratan N. Tata. The Audit Committee met three times during the fiscal year ended June 30, 1997.

  The Board of Directors of the Fund met three times during the fiscal year ended June 30, 1997. Messrs. Antoine W. van Agtmael, Rahul Bajaj, S.H. Khan, A.C. Muthiah, Peter J. Pearson, Christopher Reeves and Ratan Tata attended fewer than 75% of the total number of Board meetings and meetings of committees on which they serve. However, Messrs. van Agtmael, Bajaj, Khan, Muthiah, Pearson, Reeves and Tata attended two out of three Board meetings during the fiscal year ended June 30, 1997.

EXECUTIVE OFFICERS OF THE FUND

  Mr. G.P. Gupta (age 56) has been president of the Fund since January 1997 (see information provided above).

  Dr. S.S. Nayak (age 48), has been Secretary and Treasurer of the Fund and General Manager of the Department of International Finance of UTI since January 1995. He is also the Chief Executive Officer of the Adviser of the Fund. Before that, he served in a number of other positions at UTI. From January 1991 to December 1994, he was Joint General Manager--Investments, and from 1986 to 1990, he served as Manager at the Chairman's Secretariat.

  Mr. G.P. Gupta and Dr. S.S. Nayak are considered to be "interested persons" of the Fund and the Adviser as defined in the Investment Company Act of 1940.

TRANSACTIONS WITH AND REMUNERATION OF OFFICERS AND DIRECTORS

  The Adviser bears all salaries and expenses of the Fund's officers and directors who are directors, trustees, officers or employees of the Adviser or UTI, except that the Fund bears travel expenses or an appropriate fraction thereof of such officers and directors of the Fund to the extent such expenses relate to attendance at meetings of the Fund's Board of Directors or any committee thereof. All executive officers of the Fund are affiliated with UTI or the Adviser. The aggregate direct remuneration for directors not affiliated with UTI or the Adviser was approximately $33,000 during the fiscal year ended June 30, 1997. Each such unaffiliated director currently receives fees, paid by the Fund, of $500 per directors' meeting and committee meeting attended and an annual director's fee of $5,000.

  UTI, which pays the compensation and certain expenses of the officers of UTI who serve as directors and officers of the Fund, receives a fee for administration of the trust fund arrangement under which the Fund's assets are held in India, including accounting and portfolio valuation services.

  The following table sets forth the aggregate compensation from the Fund paid to each director during the fiscal year ended June 30, 1997. The Adviser and its affiliates do not advise any other U.S. registered investment companies and therefore the Fund is not considered part of a Fund Complex.

                                                                   AGGREGATE
                                                                  COMPENSATION
   NAME OF DIRECTOR                                             FROM THE FUND(1)
   ----------------                                             ----------------
   G.P. Gupta(2)...............................................          $0
   Jagdish Capoor(2)(3)........................................          $0
   Antoine W. van Agtmael......................................      $7,000
   Rahul Bajaj.................................................      $6,000
   S.H. Khan(2)................................................          $0
   Glen Moreno(4)..............................................          $0
   A.C. Muthiah................................................      $7,000
   Peter J. Pearson............................................      $7,000
   Christopher Reeves(2).......................................          $0
   Ratan N. Tata...............................................      $7,000

--------
(1) Includes all compensation paid to directors by the Fund. The Fund's directors do not receive any pension or retirement benefits as compensation for their service as directors of the Fund.
(2) Mr. G.P. Gupta, Mr. S.H. Khan and Mr. Jagdish Capoor, who are (or were) affiliated with the Adviser, and Mr. Christopher Reeves, who is affiliated with a broker-dealer registered under the Exchange Act, are (or were) "interested persons" of the Fund and, therefore, did not receive any compensation from the Fund for their service as directors.
(3) Mr. Capoor has resigned as a Director of the Fund.
(4) Mr. Moreno was elected as a Director of the Fund by the Board of Directors, effective July 1997.

  Section 16(a) of the Exchange Act requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its officers and directors complied with all applicable filing requirements for the fiscal year ended June 30, 1997, except that the Form 3--Initial Statement of Beneficial Ownership of Securities for Mr. Gupta, a director of the Fund since January, was inadvertently filed late by management of the Fund, which had undertaken to file the form on his behalf.

  The election of the nominees as directors requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. The presence in person or by proxy of the holders of record of a majority of the shares of the common stock of the Fund issued and outstanding and entitled to vote at the meeting shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the meeting, but will not be counted as votes cast at the meeting.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE SIX NOMINEES AS DIRECTORS

            (2) RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  At a meeting held on July 11, 1997, the Board of Directors of the Fund, including a majority of the directors who are not interested persons of the Fund, selected Price Waterhouse LLP to act as independent accountants for the Fund for the fiscal year ending June 30, 1998. The Fund knows of no direct financial or material indirect financial interest of such firm in the Fund. One or more representatives of Price Waterhouse

LLP are expected to be present at the meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

  The Fund's financial statements for the fiscal year ended June 30, 1997 were audited by Price Waterhouse LLP.

  The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the meeting, but will not be counted as votes cast at the meeting.

  THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL
NO. 2

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  Set forth below is information with respect to persons who, to the knowledge of the management of the Fund, owned beneficially more than 5% of the Fund's outstanding shares as of August 6, 1997. The information is based on publicly available Schedule 13D and 13G disclosures filed with the Securities and Exchange Commission.

                        NAME AND ADDRESS              AMOUNT AND NATURE
                               OF                             OF                PERCENT
  TITLE OR CLASS        BENEFICIAL OWNER             BENEFICIAL OWNERSHIP       OF CLASS
  --------------        ----------------             --------------------       --------
 Common Stock....                              Has shared power to vote and      6.89%
                   United Nations Joint Staff  dispose of 677,334 shares with
                    Pension Fund               its investment adviser,
                      United Nations           Fiduciary Trust Company
                      New York, NY 10017       International.
 Common Stock....  Fiduciary Trust Company     Has shared power to vote and      6.89%
                    International              dispose of 677,334 shares.
                      Two World Trade Center
                      New York, NY 10048
 Common Stock....  John G. Pearson, M.D.       Has sole power to vote and        5.07%
                      Riverdale Drive          dispose of 458,500 shares and
                      Murfreesboro, TN 37129   shares power to vote and
                                               dispose of 40,000 shares with
                                               partners in Nashville
                                               Nephrology Associates.

MISCELLANEOUS

  Proxies will be solicited by mail and may be solicited in person or by telephone or telegraph by officers of the Fund or personnel of the Adviser. The Fund has retained Shareholder Communications Corporation to assist in the proxy solicitation. The cost of their services is estimated at $3,500, plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by the Fund's officers or agents in person, by telephone or by telegraph will be borne by the Fund. The Fund will reimburse banks, brokers, and other persons holding the Fund's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

  In the event that sufficient votes in favor of any proposal set forth in the Notice of this meeting are not received by October 6, 1997, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

STOCKHOLDER PROPOSALS

  Any proposal by a stockholder of the Fund intended to be presented at the 1998 meeting of stockholders of the Fund must be received by the Fund, c/o Mitchell Hutchins Asset Management Inc., 1285 Avenue of the Americas, 32nd Floor, New York, New York 10019 not later than April 21, 1998.

                                        By order of the Board of Directors,

                                        Dr. S.S. Nayak
                                        Secretary

1285 Avenue of the Americas
New York, New York 10019
August 29, 1997

PROXY                                                                     PROXY
                          THE INDIA GROWTH FUND INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
               Annual Meeting of Stockholders -- October 6, 1997

The undersigned hereby appoints G.P. Gupta, S.S. Nayak and Laurence E. Cranch, and each of them, the proxies of the undersigned, with power of substitution to each of them, to vote all shares of The India Growth Fund Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The India Growth Fund Inc. to be held on October 6, 1997 at 2:00 P.M., New York time, at the offices of Rogers & Wells, 200 Park Avenue, New York, New York 10166, and at any adjournments thereof.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES AND/OR ON THE LINE PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR ITEMS (1) AND (2).

1. The election of     FOR all nominees     [_]   WITHHOLD AUTHORITY       [_]
   directors:          listed below (except       to vote for all nominees
                       as marked to the           below
                       contrary below)

NOMINEES: Glen Moreno as a Class I director, S.H. Khan, A.C. Muthiah, Peter J. Pearson and Christopher Reeves as Class II directors and G.P. Gupta as a Class III director.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

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

2. Ratification of the selection of     FOR [_]  AGAINST [_]  ABSTAIN [_]
   Price Waterhouse LLP as independent
   certified public accountants of the
   Fund for its fiscal year ending June
   30, 1998.

3. In their discretion on any other
   business which may properly come
   before the meeting or any adjournments
   thereof.

                           Please sign exactly as your name or names appear at left. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                           ----------------------------------------------------
                                        (Signature of Stockholder)

                           ----------------------------------------------------
                                    (Signature of joint owner, if any)

                           Date _________________________________________, 1997

             PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE
                            NO POSTAGE IS REQUIRED